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                OWNERSHIP INTEREST PLEDGE AND SECURITY AGREEMENT

                        [NMLP PLEDGE: NMLP SUBSIDIARIES]


         OWNERSHIP INTEREST PLEDGE AND SECURITY AGREEMENT (this "PLEDGE AGREEMENT"), dated as of November 24, 2003, by and between THE NEWKIRK MASTER LIMITED PARTNERSHIP, a Delaware limited partnership ("NMLP"), and FLEET NATIONAL BANK, a national banking association having an address at 100 Federal Street, Boston, Massachusetts 02110, as agent (Fleet National Bank, in such capacity as agent, hereinafter referred to as "AGENT") for a syndicate of Lenders (singly and collectively, the "LENDERS") as specifically provided in the Loan Agreement (as defined below).

                               W I T N E S S E T H
                               -------------------

         WHEREAS, pursuant to that certain Master Loan Agreement dated as of November 24, 2003 (as amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT") entered into by and among NMLP, T-Two Partners, L.P., a Delaware limited partnership ("T-TWO"), the Agent and the Lenders, the Agent and the Lenders have agreed to make a loan to NMLP in the aggregate principal amount of $216,000,000.00 (the "NMLP LOAN") and a loan to T-Two in the aggregate principal amount of $309,000,000.00 (the "T-TWO LOAN") (the NMLP Loan and the T-Two Loan sometimes are referred to herein, collectively, as the "LOANS"), upon the terms and subject to the conditions set forth therein.

         WHEREAS, NMLP has substantial financial dealings with T-Two and is affiliated with T-Two (either by ownership, contractual relationship, employment or other meaningful business relationship).

         WHEREAS, pursuant to the terms of the Call Option Agreement, NMLP has executed and delivered a Guaranty of even date herewith, guaranteeing the payment and performance of all T-Two Obligations arising under or pursuant to the Loan Agreement (the "GUARANTY").

         WHEREAS, NMLP (i) is the record owner and beneficial owner of those certain limited partnership interests listed on Schedule 1 attached hereto issued by the limited partnerships named therein (the "LIMITED PARTNERSHIPS"),
(ii) is the record owner and beneficial owner of those certain membership interests listed on Schedule 1 attached hereto issued by the limited liability companies named therein (the "COMPANIES"), and (iii) is the record owner and beneficial owner of the shares of stock or other ownership interests described on Schedule 1 attached hereto issued by the corporations named therein (the "CORPORATIONS"), (the "LIMITED PARTNERSHIPS", the "COMPANIES" and the "CORPORATIONS" are hereinafter collectively referred to as the "NMLP SUBSIDIARIES").

         WHEREAS, as a condition to extending the Loans, the Agent and the Lenders have required NMLP to execute and deliver this Pledge Agreement and certain other NMLP Security Documents to secure NMLP's obligations under the Guaranty and the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make the Loans under the Loan Agreement, NMLP hereby agrees with Agent and the Lenders as follows:


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         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Loan Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

                  "Agent": as defined in the first paragraph of this Pledge Agreement.

                  "Cash Management Agreement": shall mean that certain Cash Management Agreement, dated as of November 24, 2003, among NMLP, various subsidiaries of NMLP, the Agent and the Lenders, as amended, supplemented or otherwise modified from time to time.

                  "Collateral": means the Pledged Interests and all Proceeds thereof.

                  "Consents": shall mean those certain Consents from the NMLP Subsidiaries referenced in Section 4 of this Pledge Agreement.

                  "Guaranty": as defined in the recitals of this Pledge
         Agreement.

                  "Lenders": as defined in the first paragraph hereto.

                  "Loan Agreement": as defined in the recitals of this Pledge Agreement.

                  "Loans": as defined in the recitals of this Pledge Agreement.

                  "NMLP": as defined in the first paragraph of this Pledge Agreement.

                  "NMLP Loan": as defined in the recitals of this Pledge Agreement.

                  "NMLP Obligations": means all indebtedness, obligations and liabilities of NMLP to the Agent and/or any of the Lenders, whether now existing or hereafter arising, direct or indirect, absolute or contingent, under any one or more of: (i) this Pledge Agreement; (ii) the Loan Agreement, NMLP Note or any other NMLP Loan Document; and
         (iii) each of the same as hereafter modified, amended, extended or replaced, including, without limitation, the NMLP Obligations (as defined in the Loan Agreement).

                  "NMLP Subsidiaries": as defined in the recitals of this Pledge Agreement.

                  "Pledge Agreement": means this Ownership Interest Pledge and Security Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Pledged Interests": means all right, title and interest of NMLP, whether now owned or hereafter acquired, in and to the NMLP Subsidiaries, as listed on Schedule 1 hereto, together with all interests, certificates, options or rights of any nature whatsoever which may be issued or granted to NMLP by the NMLP Subsidiaries in respect of the foregoing.

                  "Proceeds": means (i) NMLP's right, title and interest in and to all Distributions, monies, fees, payments, compensations and proceeds now or hereafter payable in respect of the Pledged Interests, whether payable as profits, Distributions, asset Distributions, repayment of loans or capital or otherwise and including all "proceeds" as such term is defined in Section 9-102 of the UCC; (ii) all books, records, electronically stored data and information relating to the Pledged Interests and all rights of access to such books, records and information; (iii) all contract rights, general intangibles, claims, powers, privileges, benefits and remedies of NMLP relating to the foregoing; (iv) all additions to the Pledged

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         Interests, all substitutions therefor and all replacements thereof; and
         (v) all cash or non-cash proceeds of any of the foregoing.

                  "T-Two":  as defined in the recitals of this Pledge Agreement.

                  "T-Two Loan": as defined in the recitals of this Pledge Agreement.

                  "UCC": means the Uniform Commercial Code from time to time in effect in The Commonwealth of Massachusetts; provided, that if by mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest granted hereunder in the Collateral is governed by the Uniform Commercial Code of a jurisdiction other than Massachusetts, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of provisions hereof relating to such perfection or effect of perfection on non-perfection.

         2. Pledge; Grant of Security Interest. As security for the full and punctual payment and performance of the NMLP Obligations when due and payable (whether upon stated maturity, by acceleration or otherwise), NMLP hereby transfers, assigns, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over and delivers to Agent all the Pledged Interests, and NMLP hereby grants, pledges, hypothecates, transfers and assigns to Agent a continuing lien on and security interest in all of the Collateral.

         3. Delivery of Certificates, Instruments, Etc. NMLP shall deliver to
Agent:

                  (1) all original certificates, instruments and other documents, if any, evidencing or representing the Pledged Interests, concurrently with the execution and delivery of this Pledge Agreement; and

                  (2) the original certificates, instruments or other documents, if any, evidencing or representing all other Collateral (except for collateral which this Pledge Agreement specifically permits NMLP to retain) within five (5) days after NMLP's receipt thereof.

         4. Powers and Transfer Instruments. Concurrently with the delivery to the Agent of this Pledge Agreement and each certificate, if any, representing the Pledged Interests, NMLP shall deliver a duly executed Consent from each NMLP Subsidiary.

         5. Representations and Warranties. NMLP represents and warrants that:

                  (1) Except for any consents as may be required in connection with any disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally or as otherwise contemplated by the Loan Agreement, no consent of any other person or entity (including, without limitation, any owner or creditor of NMLP), and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing (other than the filing of financing statements under the UCC in order to perfect a security interest in that portion of the Collateral in which a security interest is perfected by filing) or declaration with any governmental instrumentality is required in connection with (i) the execution, delivery, performance, validity or enforceability of this Pledge Agreement, (ii) the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) the exercise by the Agent of any rights provided for in this Pledge Agreement;

                  (2) The Pledged Interests constitute all of the ownership interests owned by NMLP in each of the NMLP Subsidiaries;

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                  (3) All the Pledged Interests have been duly and validly
         issued and are fully paid. No certificate or other instrument has been issued at any time to evidence the Pledged Interests that has not been delivered to the Agent pursuant to Section 3 of this Pledge Agreement. None of the limited partnership interests or the membership interests comprising the Collateral are dealt in or traded on securities exchanges or in securities markets, and none by its terms expressly provides that it is a security governed by Article 8 of the UCC or that it is an investment company security, and none is held in a securities account (as defined in Section 8-501 of the UCC);

                  (4) NMLP is the sole holder of record and sole beneficial owner of, and has good and valid title to, the Pledged Interests, free of any and all liens or options in favor of, or claims of, any other Person, except the liens in existence on the date hereof and described on Schedule 1 hereto ("PERMITTED LIENS") and the lien created in favor of the Agent by this Pledge Agreement;

                  (5) Upon the filing of the Form UCC-1 Statements referred to in Section 13, the lien granted pursuant to this Pledge Agreement will constitute a valid, perfected lien on such Pledged Interests and related Collateral, subject only to Permitted Liens, with respect to that portion of the Collateral in which a security interest is perfected by the filing of a financing statement, enforceable as such against all creditors of NMLP and any Persons purporting to purchase any Pledged Interests and related Collateral from NMLP; and

                  (6) There are no restrictions on the transfer of the Collateral to the Agent hereunder, or with respect to any subsequent transfer thereof or realization thereupon by the Agent and/or the Lenders (or, if there are any such restrictions, such transfer restrictions have been duly waived by all required parties), and, as set forth in the Consents, NMLP has obtained all consents needed in connection with any such transfer or subsequent transfer, subject to matters resulting from the operation of law.

         6. Covenants. NMLP covenants and agrees with Agent and the Lenders that from and after the date of this Pledge Agreement until this Pledge Agreement shall be terminated:

                  (1) If NMLP shall, as a result of its ownership of the Pledged Interests, become entitled to receive or shall receive (i) any limited liability company certificate (including, without limitation, any certificate representing a dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, (ii) any stock, (iii) any limited partnership interests (including, without limitation, any certificate representing a dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, or (iv) any property other than cash, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Pledged Interests, or otherwise in respect thereof, NMLP shall accept the same as Agent's agent, hold the same in trust for Agent and deliver the same forthwith to Agent in the exact form received, duly endorsed by NMLP to Agent, if required, together with an undated assignment or power covering such certificate, duly executed in blank and with, if Agent so requests, signature guaranteed, to be held by Agent hereunder as additional security for the NMLP Obligations.

                  (2) Without the prior written consent of Agent, NMLP will not, directly or indirectly (i) vote to enable, or take any other action to permit, the issuer(s) of the Pledged Interests to issue any interests or shares, as applicable, or to issue any other securities convertible into or granting the right to purchase or exchange for any interests of the issuer(s) of the Pledged Interests, or (ii) if prohibited by the Loan Agreement, sell, assign, transfer,

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         exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any lien or option in favor of, or any claim of any person or entity with respect to, any of the Collateral, or any interest therein, except for the lien provided for by this Pledge Agreement and liens permitted under the Loan Agreement. NMLP will defend the right, title and interest of Agent in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (3) At any time and from time to time, upon the written request of Agent, and at the sole expense of NMLP, NMLP will promptly and duly execute and deliver such further instruments and documents and take such further actions as Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to Agent, duly endorsed in a manner satisfactory to Agent, to be held as Collateral pursuant to this Pledge Agreement.

                  (4) NMLP agrees to pay, and to indemnify and save Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes (other than income taxes on the income of Agent or any of the Lenders) which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

                  (5) NMLP shall, upon request from the Agent, from time to time, cause the issuer of any securities comprising any of the Collateral which may be, but have not been, certificated, to issue certificates with respect thereto in the name of NMLP or, if so requested by the Agent, in the name of the Agent as secured party.

                  (6) NMLP shall not exercise any right with respect to the Collateral which would dilute or adversely affect Agent's rights in the Collateral.

         7. Cash Dividends; Distributions; Voting Rights.

                  (1) Unless an Event of Default shall have occurred and be continuing, NMLP shall be permitted to exercise all voting rights with respect to the Pledged Interests; provided, however, that NMLP shall not, without the prior written consent of Agent in each instance, which consent shall not be unreasonably withheld, vote the Collateral in favor of, or consent to, any resolution or action which does or might:

                           (1) impose any restrictions upon the sale, transfer or disposition of the Collateral other than restrictions, if any, the application of which is waived to the full satisfaction of the Agent as to the Collateral; or

                           (2) result in the issuance of any additional interest in the NMLP Subsidiaries, or of any class of security, which issuance might adversely affect the value of the Collateral; or

                           (3)      vest additional powers, privileges,
                                    preferences or priorities to any other class of interest in the NMLP Subsidiaries to the detriment of the value of, or rights accruing to, the Collateral; or


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                           (4)      except as permitted in the Loan Agreement,
                                    permit the NMLP Subsidiaries to sell,
                                    transfer, assign, pledge, mortgage or
                                    otherwise encumber any property owned by any of them, or to incur any new indebtedness in respect of such property, unless Agent has given its prior written consent.

                  (2) Subject to the terms and provisions hereof relating to the rights and remedies of the Agent after the occurrence and during the continuance of an Event of Default, in accordance with the terms and conditions of the Loan Agreement (including, without limitation, Sections 7.1.14, 7.1.15 and 7.1.16 thereof), the Consents, the Payment Direction Letters and the Cash Management Agreement (including, without limitation, Section 2.2 thereof), any and all cash dividends or Distributions or any other payments received by NMLP in respect of the Collateral shall be directly deposited in a designated Depository Account in the name of NMLP. NMLP agrees that, to the extent that NMLP receives directly any cash dividends or Distributions or any other payments which are required to be deposited in a designated Depository Account as provided for in the Loan Agreement, the Consents and/or the Cash Management Agreement, then (i) such amounts shall be deemed to be Collateral and shall be held in trust for the benefit of Agent, (ii) such amounts shall not be commingled with any other funds or property of NMLP, and (iii) NMLP shall deposit such amounts in the applicable Depository Account within three Business Days of receipt.

         8. Rights of Agent.

                  (1) If an Event of Default shall have occurred and be continuing, Agent shall have the right to receive any and all cash dividends or Distributions or any other amounts paid in respect of the Collateral and make application thereof to the NMLP Obligations, in such order as Agent, in its sole discretion, may elect. In connection therewith, if an Event of Default shall have occurred and be continuing, the Agent shall have the right to direct the issuer(s) of the Pledged Interests to pay all such cash dividends or Distributions or any other payments directly to the Agent or as otherwise directed by the Agent.

                  (2) If an Event of Default shall have occurred and be continuing, then all such Pledged Interests at Agent's option shall be registered in the name of Agent or its nominee, and Agent or its nominee may thereafter exercise (x) all voting and other rights pertaining to such Pledged Interests and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Interests as if Agent were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of NMLP, or upon the exercise by NMLP or Agent of any right, privilege or option pertaining to such Pledged Interests, and in connection therewith, the right to deposit and deliver any and all of the Pledged Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (3) The rights of Agent hereunder shall not be conditioned or contingent upon the pursuit by Agent of any right or remedy against NMLP or against any other person or entity which may be or become liable in respect of all or any part of the NMLP Obligations or against any other Collateral security therefor, guarantee thereof or right of offset with respect thereto. Agent shall not be liable for any failure to demand, collect or realize upon all or any


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


         part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of NMLP or any other person or entity or to take any other action whatsoever with regard to the Collateral or any part thereof.

         9. Actions By Agent. NMLP hereby designates Agent as the attorney-in-fact of NMLP to: (a) after the occurrence and during the continuance of an Event of Default, endorse in favor of Agent any of the Collateral; (b) after the occurrence and during the continuance of an Event of Default, cause the transfer of any of the Collateral in such name as Agent may from time to time determine; (c) cause the issuance of certificates for book entry and/or uncertificated securities; (d) renew, extend or roll over any Collateral; (e) make, demand and initiate actions to enforce any of the Collateral or rights therein; and (f) take any other action to effectuate the terms and provisions of this Pledge Agreement. Agent may take such action with respect to the Collateral as Agent may reasonably determine to be necessary to protect and preserve its interest in the Collateral. Except as otherwise provided herein, all of the rights, remedies, powers, privileges and discretions included in this Section 9 may be exercised by Agent whether or not the NMLP Obligations are then due and whether or not an Event of Default has occurred. The within designation and grant of power of attorney is coupled with an interest, is irrevocable until the lien created by this Pledge Agreement is terminated by a written instrument executed by a duly authorized officer of Agent. The power of attorney shall not be affected by subsequent disability or incapacity of NMLP. Agent shall not be liable for any act or omission to act pursuant to this Section 9, except for any act or omission to act which is in actual bad faith.

         10. Remedies.

                  (1) If an Event of Default shall have occurred and be continuing, Agent may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the NMLP Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Agent, if an Event of Default shall have occurred and be continuing, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon NMLP or any other person or entity (all and each of which demands, presentments, protests, advertisements or notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in NMLP, which right or equity is hereby waived or released. Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the NMLP Obligations, in such order as Agent may elect, and only after such application and after the payment by Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a) of the UCC, need Agent account for the surplus, if any, to NMLP. To the extent permitted by applicable law, NMLP waives all claims, damages and demands it may acquire against Agent arising out of the exercise by Agent of any of its rights

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         hereunder, except for any claims, damages and demands it may have against Agent arising from the gross negligence or willful misconduct of Agent. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. NMLP shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the NMLP Obligations and the fees and disbursements of any attorneys employed by Agent to collect such deficiency.

                  (2) If any Event of Default occurs and is continuing, any deposits, balances or other sums credited by or due from Agent, any affiliate of Agent or FleetBoston Financial Corporation or any of the Lenders, or from any affiliate of any of the Lenders, to NMLP may to the fullest extent not prohibited by applicable law at any time or from time to time, without regard to the existence, sufficiency or adequacy of any other collateral, and without notice or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise, all of which are hereby waived to the fullest extent permitted by law, be set off, appropriated and applied by Agent against any or all of the NMLP Obligations irrespective of whether demand shall have been made, in such manner as Agent in its sole and absolute discretion may determine. Within three (3) Business Days of making any such set off, appropriation or application, Agent agrees to notify NMLP thereof, provided the failure to give such notice shall not affect the validity of such set off or appropriation or application. ANY AND ALL RIGHTS TO REQUIRE AGENT OR ANY OF THE LENDERS TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE NMLP LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF NMLP, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

         11. Private Sales.

                  (1) NMLP recognizes that Agent may be unable to effect a public sale of any or all the Pledged Interests, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. NMLP acknowledges and agrees that any such private sale may result in prices and other terms less favorable to Agent than if such sale were a public sale. Agent shall be under no obligation to delay a sale of any of the Pledged Interests for the period of time necessary to permit NMLP to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if NMLP would agree to do so.

                  (2) NMLP further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Interests pursuant to this paragraph 11 valid and binding and in compliance with any and all other applicable requirements of law; provided, however, that NMLP shall be under no obligation to register the Pledged Interests for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws. NMLP further agrees that a breach of any of the covenants contained in this paragraph 11 will cause irreparable injury to Agent, that Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this paragraph 11 shall be specifically enforceable against NMLP, and NMLP hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred with respect to the NMLP Obligations.


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         12. Limitation on Duties Regarding Collateral. Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9- 207 of the UCC or otherwise, shall be to deal with it in the same manner as Agent deals with similar securities and property for its own account. Neither Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of NMLP or otherwise.

         13. Financing Statements; Other Documents. This Pledge Agreement constitutes an authenticated record, and NMLP hereby authorizes the Agent to file one or more UCC-1 financing statements, continuation statements or other documents with respect to the Collateral, without the signature of NMLP, and in such filing offices as the Agent shall deem reasonably appropriate. NMLP agrees to deliver any other document or instrument which Agent may reasonably request in connection with the administration and enforcement of this Pledge Agreement or with respect to the Collateral for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted.

         14. Powers Coupled with an Interest. All authorizations and agencies and powers herein contained with respect to the Collateral are irrevocable and coupled with an interest.

         15. Security Interest Absolute. All rights of the Agent hereunder, the grant of a security interest in the Collateral and all obligations of NMLP hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Loan Agreement, any agreement with respect to any of the NMLP Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the NMLP Obligations, or any other amendment or waiver of or any consent to any departure from the NMLP Note or any other agreement or instrument, (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the NMLP Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to (other than the defense of indefeasible payment), or a discharge of, NMLP in respect of the NMLP Obligations or in respect of this Pledge Agreement.

         16. Fees and Expenses. To the extent provided in the Loan Agreement, NMLP shall be obligated to, upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Agent or any Lender may incur in connection with (i) the sale of, collection from, or other realization upon, any of the Collateral, or (ii) during the continuance of an Event of Default, the exercise or enforcement of any of the rights of the Agent hereunder. Any such amounts payable as provided hereunder or thereunder shall be additional obligations secured hereby and by the other NMLP Security Documents.

         17. Termination. Upon the payment in full of the NMLP Obligations, in immediately available funds, including, without limitation, all unreimbursed costs and expenses of the Agent and of each Lender for which NMLP is responsible, the Agent shall release the Collateral granted to the Agent as provided for herein. However, such release by the Agent shall not be deemed to terminate or release NMLP from any obligation or liability under this Pledge Agreement which specifically by its terms survives the payment in full of the NMLP Obligations.

         18. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         19. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction, or be taken into consideration in interpreting, this Pledge Agreement.

         20. No Waiver; Cumulative Remedies. Agent shall not by any act delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         21. Waivers and Amendments; Successors and Assigns; Governing Law; Venue. None of the terms or provisions of this Pledge Agreement may be waived, amended, or otherwise modified except by a written instrument executed by the party against which enforcement of such waiver, amendment, or modification is sought. This Pledge Agreement shall be binding upon NMLP, Agent and the Lenders, and the successors and assigns of each, and shall inure to the benefit of Agent and the Lenders and their successors and assigns and to the benefit of NMLP and NMLP's successors and permitted assigns; provided that NMLP shall not have any right to (i) assign this Pledge Agreement or any interest herein, or (ii) to assign any interest in the Collateral or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral or any part thereof, or any cash or property held by NMLP as Collateral under this Pledge Agreement if any such assignment, pledge, encumbrance or grant would constitute a violation of the Loan Agreement. The rights of Agent under this Pledge Agreement shall automatically be transferred to any transferee to which Agent transfers the NMLP Note and Loan Agreement pursuant to the terms thereof. The construction, interpretation, validity, enforceability and effect of all provisions of this Pledge Agreement including, but not limited to, the payment of the NMLP Obligations and the legality of the interest rate and other charges shall be construed and enforced in accordance with the internal laws of The Commonwealth of Massachusetts (without regard to conflicts of laws). NMLP agrees to submit to non-exclusive personal jurisdiction in Suffolk County, in The Commonwealth of Massachusetts in any action or proceeding arising out of this Pledge Agreement and, in furtherance of such agreement, NMLP hereby agrees and consents that, without limiting other methods of obtaining jurisdiction, personal jurisdiction over NMLP in any such action or proceeding may be obtained within or without the jurisdiction of any court located in The Commonwealth of Massachusetts and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon NMLP by registered or certified mail to or by personal service at the last known address of NMLP, whether such address be within or without the jurisdiction of any such court.

         22. Executive Offices. NMLP shall not (i) change the location of its chief executive offices or sole place of business from the location as of the date hereof or remove its books and records from such location, or (ii) change its name, identity or structure if, in either case, such change is prohibited by the Loan Agreement.

         23. Notices. Notices by Agent to NMLP, to be effective, shall be in writing and shall be hand-delivered or sent by Federal Express, or other reputable national overnight courier service, or by postage pre-paid registered or certified mail, return receipt requested, addressed to NMLP at its address set forth below its signature hereto, with a copy in each instance to Post & Heymann LLP at the address set forth in Section 14.1 of the Loan Agreement, and shall be deemed to have been duly given or made (a) when delivered if hand-delivered or sent by Federal Express, or other reputable national overnight courier service, or (b) when delivered if sent by registered or certified mail. Any communications by NMLP to Agent may be given in any manner set forth in the immediately preceding sentence, with a copy to Riemer & Braunstein LLP, Attention: Steven J. Weinstein, Esq., to the addresses set forth in Section 14.1 of the Loan Agreement.

         24. Entire Understanding. Agent acknowledges that this Pledge Agreement, the NMLP Note and the other NMLP Loan Documents and NMLP Security Documents set forth the entire agreement and understanding of Lender and NMLP with respect to the NMLP Loan and that no oral or other agreements, understanding, representation or warranties exist with respect to the NMLP Loan, other than those set forth in this Pledge Agreement, the NMLP Note, and the other NMLP Loan Documents and NMLP Security Documents.

         25. Counterpart Signatures. This Pledge Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.


NMLP:                             THE NEWKIRK MASTER LIMITED PARTNERSHIP,
                                  A Delaware limited partnership

                                  By:  MLP GP LLC, its General Partner

                                       By:   Newkirk MLP Corp., its Manager


                                       By:
                                             ------------------------------
                                       Name:  Carolyn Tiffany
                                       Title: Chief Operating Officer

                                  Addresses:

                                  1.   Chief Executive Office:
                                       c/o First Winthrop Corporation
                                       7 Bulfinch Place, Suite 500
                                       Boston, Massachusetts 02114

                                  2.   Principal Place of Business:
                                       c/o First Winthrop Corporation
                                       7 Bulfinch Place, Suite 500
                                       Boston, Massachusetts 02114


                                  FLEET NATIONAL BANK,
                                  A national banking association


                                  By:
                                       -----------------------------------
                                               Scott C. Dow
                                               duly authorized

                                                                      SCHEDULE 1
                                                                      ----------
                                                                       To Pledge
                                                                       ---------
                                                                       Agreement
                                                                       ---------


                        DESCRIPTION OF PLEDGED INTERESTS


-----------------------------------------------------------------------------------------------------------
                                                                    Percentage
                                                                        of
          ISSUERS OF PLEDGED                    TYPE OF               Issued
               INTERESTS                        INTEREST            Interests          Permitted Liens
          ------------------                    --------           -----------         ---------------
-----------------------------------------------------------------------------------------------------------
         Newkirk MLP Unit LLC                  Membership             100.0%                  None

-----------------------------------------------------------------------------------------------------------
          NK Leasehold II LLC                  Membership             100.0%                  None

-----------------------------------------------------------------------------------------------------------
       NK-Remainder Interest LLC               Membership             100.0%                  None

-----------------------------------------------------------------------------------------------------------
         NK-Leyden Loan, L.P.                  Membership            97.753%                  None

-----------------------------------------------------------------------------------------------------------
           NK-Leyden GP LLC                    Membership             100.0%                  None

-----------------------------------------------------------------------------------------------------------
         NK-Dautec Loan, L.P.                   Limited              97.297%                  None
                                              Partnership
-----------------------------------------------------------------------------------------------------------
           NK-Dautec GP LLC                    Membership             100.0%                  None

-----------------------------------------------------------------------------------------------------------
       NK-First Loan E Cert LLC                Membership             100.0%                  None
-----------------------------------------------------------------------------------------------------------
       NK-First Loan F Cert LLC                Membership             100.0%                  None
-----------------------------------------------------------------------------------------------------------
       NK-First Loan G Cert LLC                Membership             100.0%                  None
-----------------------------------------------------------------------------------------------------------
           MLP Manager Corp.                     Stock                100.0%                  None
                                               Ownership
---------------------------------------  ---------------------- ------------------ --------------------------
            BMD Realty LLC                     Membership             100.0%                  None
---------------------------------------  ---------------------- ------------------ --------------------------